================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-K

                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 3, 1999



                                ICON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                             0-21899                                  87-0565018
(State or other jurisdiction           (Commission File Number)          (IRS Employer Identification No.)
    of incorporation)



                      4835 North O'Connor, Suite 134-136
                             Irving, Texas  75062
         (Address of Principal Executive Offices, including Zip Code)

                                 817-267-1866
             (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 4.  Changes in Registrant's Certifying Accountant.

(a)  Previous Independent Accountant.

     Jones Jensen & Company, LLC ("Jones Jensen") was the independent accountant of Icon Systems, Inc., a Nevada corporation (the "Registrant"), in connection with the preparation of the Registrant's financial statements for the fiscal years ended June 30, 1997 and June 30, 1998. Effective October 3, 1999, the Registrant dismissed Jones Jensen as its independent accountant in furtherance of the Registrant's desire to retain an internationally recognized accounting firm (see Item 4(b) below) in connection with the Registrant's ongoing reporting obligations under the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"). Jones Jensen will continue to be the independent accountant of record for the fiscal years ended June 30, 1997 and June 30, 1998.

     The reports of Jones Jensen on the financial statements for the fiscal years ended June 30, 1997 and June 30, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that Jones Jensen qualified its opinion as of and for the years ended June 30, 1997 and June 30, 1998, by including a going concern modification. Jones Jensen qualified its opinion because at that time the Registrant was a development stage company with no significant operating results.

     The Board of Directors has approved the decision to dismiss Jones Jensen in order to retain an internationally recognized accounting firm as the Registrant's independent accountant.

     In connection with the audits for such fiscal years and through the date hereof, there have been no disagreements with Jones Jensen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Jones Jensen would have caused such firm to make reference thereto in their report on the financial statements for such years.

     The Registrant has requested that Jones Jensen furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the "SEC") whether or not it agrees with the above statements. A copy of such letter, dated March 27, 2000, is filed as Exhibit 16 to this Form 8-K.

(b)  New Independent Accountant.

     As of October 4, 1999, the Board of Directors of the Registrant engaged Deloitte & Touche as its new independent accountant. Deloitte & Touche will audit the Registrant's financial statements for the fiscal years ended June 30, 1999 and December 31, 1999, as the Registrant moves to a December 31 year end.

     In retaining Deloitte & Touche, the Registrant is seeking their advice on accounting principles generally accepted in the United States, as applicable to the audited financial statements for the year ended June 30, 1999. The Registrant's decision to retain Deloitte & Touche was solely in furtherance of its desire to consult with an internationally recognized accounting firm, in contrast to Jones Jensen, a local United States accounting firm, and not with respect to their application of accounting principles to a specific completed or contemplated transaction or type of audit opinion that might be rendered. Jones Jensen was only consulted as to its views on U.S. generally accounting principles with respect to the Company's financial statements for the years ended June 30, 1997 and June 30, 1998.

     The following exhibit is filed herewith:

     Exhibit No.    Description
     ----------     -----------

         16 Letter from Jones Jensen & Company, LLC, Chartered Accountants pursuant to Item 304(a) of Regulation S-K of the Securities and Exchange Commission, regarding change in certifying accountants

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ICON SYSTEMS, INC.
                                     (Registrant)


Date: April 6, 2000                  By:  /s/ Andy Parise
                                        -----------------------------
                                          Andy Parise
                                          Secretary, Treasurer and
                                          Chief Financial Officer